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                                                                      Exhibit 23


                               BUSH & GERMAIN, PC
                            CERTIFIED PUBLIC ACCOUNTS
                                 901 LODI STREET
                            SYRACUSE, NEW YORK 13203

                              PHONE: (315) 424-1145
                               FAX: (315) 424-1457

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation, by reference, of our report included in this Annual Report on Form 11-K into the Warwick Valley Telephone Company Registration Statement No. 333-64799 on Form S-8.



/S/ BUSH & GERMAIN, P.C.
SYRACUSE, NEW YORK
JUNE 29, 2001